EXHIBIT 10.16

FIRST AMENDMENT OF EMPLOYMENT AGREEMENT

          THAT CERTAIN EMPLOYMENT AGREEMENT (the "Agreement") entered into as of August 1, 2002, by and between Charles O. Dunn ("Executive") and Mississippi Chemical Corporation ("Company") (which Agreement amended, restated and superseded, in its entirety, that certain Severance Agreement initially effective as of July 29, 1996, by and between the Company and Executive), is hereby amended in the following particulars:

          1.     Section 3.c is hereby amended by deleting the word "Year" and substituting the word "Period" in lieu and instead thereof, in each of the three locations in which the word "Year" appears.

          2.     Section 3.d is hereby amended by deleting the word "Year" and substituting the word "Period" in lieu and instead thereof, in each of the three locations in which the word "Year" appears in the opening paragraph.

          3.     Section 3.d is hereby further amended by deleting the word "Year" and substituting the word "Period" in lieu and instead thereof in each of the following subsections: (iii), (iv), (vi), (vii) and (viii).

          4.     Section 6 of Schedule A attached to and incorporated into the Agreement is hereby amended by deleting the date "July 31, 2004" and substituting the date "June 30, 2005" in lieu and instead thereof.

          5.     Section 7 of Schedule A attached to and incorporated into the Agreement is hereby deleted in its entirety and the following new Section 7 is substituted in lieu and instead thereof:

                              7.     "First Period" shall mean the period beginning August 1, 2002,

                  and ending June 30, 2004.

          6.     Section 10 of Schedule A attached to and incorporated into the Agreement is hereby deleted in its entirety and the following new Section 10 is substituted in lieu and instead thereof:

                              10.     "Second Period" shall mean the period beginning July 1, 2004,

                   and ending June 30, 2005.

          THIS AMENDMENT may be executed in multiple counterparts, each of which shall be deemed an original and each to be effective as of the Effective Date of the Agreement.

MISSISSIPPI CHEMICAL CORPORATION          EXECUTIVE

By: /s/ Coley L. Bailey                                                     By: /s/ Charles O. Dunn

        Coley L. Bailey                                                            Charles O. Dunn

Its:    Chairman of the Board of Directors                              President and Chief Executive Officer

Date: As of 4/30/03                                                              Date: As of 4/30/03